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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                April 18 , 1997
                              --------------------
                                 Date of Report
                       (Date of Earliest Event Reported)


                                  TOPRO, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



          Colorado                         0-19167              84-1042227
-------------------------------          -----------         -----------------
(State or other jurisdiction of          (Commission         (I.R.S. Employer
  incorporation or organization)          File No.)           I. D. Number)


2525 West Evans Avenue, Denver, Colorado                          80219
----------------------------------------                       -----------
(Address of principal executive offices)                        (zip code)


                                 (303) 935-1221
                              --------------------
              (Registrant's telephone number, including area code)




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ITEM 5.   OTHER EVENTS.

     Information concerning the Company's receipt of proceeds from the exercise of warrants is incorporated by reference from the Company's Press Release dated April 18, 1997, which is filed as Exhibit 20.1 hereto.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits.  The following exhibits are filed with this Report:

                  20.1     Press Release dated April 18, 1997



                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     Topro, Inc.

Date: April 18, 1997                                 By:   /s/ John Jenkins
--------------------                                    -------------------
                                                           John  Jenkins
                                                           President and CEO

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                                 EXHIBIT INDEX


EXHIBIT
NUMBER      DESCRIPTION
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  20.1      Press Release dated April 18, 1997